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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2000

                         UNITED STATES EXPLORATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Colorado                       1-13513                 84-1120323
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(State or other                 (Commission             (IRS Employer
jurisdiction of                 File Number)          Identification No.)
incorporation)

       1560 Broadway, Suite 1900
            Denver, Colorado                         80202
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 (Address of principal executive office)           (Zip Code)


        Registrant's telephone number, including area code (303) 863-3550
                                                           --------------

       (Former name or former address, if changed since last report): N/A


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ITEM 5.  OTHER EVENTS.

     On April 25, 2000, United States Exploration, Inc. issued the press release filed as Exhibit 99 to this Report and incorporated herein by reference.



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                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UNITED STATES EXPLORATION, INC.

Date: April 26, 2000                   By:/s/ F. Michael Murphy
                                          --------------------------------------
                                          F. Michael Murphy, Vice President



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                                  EXHIBIT INDEX


Exhibit No.                        Description
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    99                            Press Release